UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒                Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SCHRÖDINGER, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computer on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i) and 0-11.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on June 15, 2022 Your Vote Counts! SCHRODINGER, INC. 2022 Annual Meeting tune 15, 2022 10:01:1AM Et Virtual Meeting Site: www.wirtualsharehcicterereeting.comiSDGR2022: Schrodinger 1540 Broadway 24th Floor New York, NY 10036 You invested in SCHRODINGER, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 1, 2022. If you would like to request a copy of the material(s) For this and/or future stockholder meetings_ you may (1) visit mov.ProxyVote.com, (2) call 1800 -579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise  receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Smartphone users Point your camera here and  vote without entering a control number please check the meetings materials for any special requirements for meeting attendance D85582 p72344

Vote in Advance of the Meeting Vote by June 14, 2022 11:59 PM ET Visit www.Proxyvote.com Vote Virtually at the Meeting* Vote on June 15, 2022 10:00 AM Et Visit virtualsharholdersmeeting.com/SDGRGR2022  Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are avaiLah4e to you on the Internet. We ercourag2 you to access and review, all of the important information contained in the proxy material before voting. Please fallow the instructions on the reverse side to vote these important matters. Board Voting Items 1. Ejection of Class II Directors Nominees: la. Jeffrey Chodakewitz 1C. Michael Lynton 1:. Nancy A. Tnornborry  2. Approval of on advisory vote on executive compensation. 3. Holding an advisory vote on the frequency of future executive compensation advisory vote. 4.  Approval of the Schrodinger. In 2022 Equity Incentive Plan. 5.  Ratification of the appointment of kpmg llp as our :independent registered public accounting firm for the fiscal year ending December 31, 2022. NOTE: Such other business as may properly come before the meeting or any adjustment . thereof. Board recommended For For For For 1 Year for For  Prefer to receive-an email Instead while voting on www proxyvote.com, be sure to click Sign up for E-delivery .

D85583 p72344 Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To lie Field on June 15, 2.022 Your Vote Counts! Schrodinger.inc 2022 Annual Meeting June 15, 21322 10:01) AMEIT Virtual Meeting Site: www.wirtualsharehcicterereeting.com/SDGR2022: Schrodinger D85584-P732344 You invested in SCHRODING ER, INC and its time to vote! Schrodinger 1540 Broadway 24th Floor New York, NY 10036 You invested the right to vote or proposal being presented at the Annual; Meeting. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 1,2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com.2 call-1-800-570-1630 or (3) send an email to sendmaterial@proxyvote.com_ if sanding an email, please include your control number (indicated below) in the subject line. Unless requested, you wilt not otherwise receive a paper or email copy. For complete information and to vote, visit WNW. ProxyVote.com  Smartphone users Point your camera here and vote without entering a control number please check the meetings materials for any special requirements for meeting attendance  Vote in Advance of the Meeting Vote by June 14, 2022 11:59 PM ET Visit www.Proxyvote.com Vote Virtually at the Meeting* Vote on June 15, 2022 10:00 AM Et Visit  virtualsharholdersmeeting.com/SDGRGR2022

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are avaiLah4e to you on the Internet. We ercourag2 you to access and review, all of the important information contained in the proxy material before voting. Please fallow the instructions on the reverse side to vote these important matters. Board Voting.items 3. Holding an advisory vote on the frequency of future executive compensation advisory vote. 4.  Approval of the Schrodinger. In 2022 Equity Incentive Plan. 5.  Ratification of the appointment of kpmg llp as our :independent registered public accounting firm for the fiscal year ending December 31, 2022. NOTE: Such other business as may properly come before the meeting or any adjustment . thereof. Board recommended For For For  For 1 Year for For Prefer to receive-an email Instead while voting on www proxyvote.com, be sure to click Sign up for E-delivery D85585-P72344